SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                 ___________________________


                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                      December 23, 1997

                Developed Technology Resource, Inc.
   (Exact name of Registrant as specified in its charter)


            Minnesota            0-21394                  41-1713474
          State or other (Commission File Number) (IRS Employer I.D. No.) Jurisdiction of
          incorporation


          7300 Metro Blvd.  Suite 550
               Edina, MN                                 55439
  (Address of principal executive offices)            (Zip Code)

     Registrant's telephone number, including area code: (612) 820-0022




                      Not applicable
    (Former name or former address, if changed since last
                           report)

Item 4.        Changes in Registrant's Certifying Accountant.

          (a)  On December 23, 1997, Developed Technology Resource,
               Inc. dismissed Lurie, Besikof, Lapidus & Co., LLP, the principal accountant previously engaged to audit the registrant's financial statements for the fiscal year ended October 31, 1996, as its independent accountant. The registrant's financial statements for the fiscal year ended October 31, 1995 were audited by another independent accountant and a Form 8-K was filed in accordance with such dismissal on April 23, 1996. Lurie, Besikof, Lapidus & Co., LLP's reports on the financial statements for the fiscal year ended October 31, 1996 do not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. In connection with the audit for the fiscal year ended October 31, 1996 and through December 23, 1997, there have been no disagreements with Lurie, Besikof, Lapidus & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lurie, Besikof, Lapidus & Co., LLP would have caused them to make reference thereto in their report on the financial statements for such period. The decision to change accountants has been approved by the Board of Directors of the registrant.

          (b) On December 23, 1997 Deloitte & Touche LLP was appointed as the registrant's new independent accountant to audit the registrant's financial statements. During the past fiscal year and through December 23, 1997, the registrant has not, prior to engaging the new accountant, consulted the new accountant regarding the application of accounting principles to a specific or contemplated transaction or regarding the type of audit opinion that might be rendered on the registrant's financial statements.

Item 7.        Financial Statements and Exhibits.

          Exhibits

          A. Letter of discontinuance of client-auditor relationship from Lurie, Besikof, Lapidus &
               Co., LLP (former auditor)

          B. Letter of agreement on paragraph 4(a) of the Form 8-K dated December 31, 1997 from Lurie,
               Besikof, Lapidus & Co., LLP (former auditor)

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.









Date:  December 31, 1997           Developed Technology Resource, Inc.



                                   By:  /s/ LeAnn H. Davis
                                        LeAnn H. Davis, CPA
                                        Chief Financial Officer

                        EXHIBIT INDEX

        Exhibit             Description                        Page

          A.   Letter of discontinuance of client-auditor
               relationship from Lurie, Besikof, Lapidus &
               Co., LLP (former auditor)                         5

          B.   Letter of agreement on paragraph 4(a) of the
               Form 8-K dated December 31, 1997 from Lurie,
               Besikof, Lapidus & Co.,LLP (former auditor)       6